Exhibit 3(i)(a)
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
[GRAPHIC OMITTED]
INDUSTRY CANADA                                     INUDSTRIE CANADA


CERTIFICATE OF AMENDMENT                            CERTIFICATE DE MODIFICATION

CANADA BUSINESS                                     LOI CANADIENNE SUR LES
CORPORATIONS ACT                                    SOCIETES PAR ACTIONS

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NEXEN, INC.                                                        427706-6

---------------------------------------             ---------------------------------------------
Name of corporation-Denomination                    Corporation number-Numero de la societe
de la societe


I hereby certify that the articles                  Je certifie que les status de la societe
above-named corporation were amended:               susmentionnee ont ete modifies:

a)  under section 13 of the Canada             [_]     a)  en vertu de l'article 13 de la Loi
    Business Corporations Act in                           Canadienne sur les societes par
    accordance with the attached                           actions, conforement a l'avis
    notice;                                                ci-joint;

b)  under section 27 of the Canada             [_]     b)  en vertu de l'article 27 de la Loi
    Business Corporations Act as set                       Canadienne sur les societes par
    out in the attached articles of                        actions, tel qu'il est indique dans
    amendment designating a series                         les clauses modificatrices ci-jointes
    of shares;                                             designant une serie d'actions;

c)  under section 179 of the Canada            [X]     c)  en vertu de l'article 179 de la Loi
    Business Corporations Act as set                       Canadienne sur les societes par
    out in the attached articles of                        actions, tel qu'il est indique dans
    amendment;                                             les clauses modificatrices ci-jointes;

d)  under section 191 of the Canada            [_]     d)  en vertu de l'article 191 de la Loi
    Business Corporations Act as set                       Canadienne sur les societes par
    out in the attached articles of                        actions, tel qu'il est indique dans
    reorganization;                                        les clauses de reorganisation
                                                           ci-jointes;



       /s/ Richard G. Shaw                             April 28, 2005 / le 28 avril 2005
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        Reichard G. Shaw                            Date of Amendment - Date de modification
        Director - Directeur
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